UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012

ALON REFINING KROTZ SPRINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163942	74-2849682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7616 LBJ Freeway, Suite 300

Dallas, Texas 75251

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code: (972) 367-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

On March 15, 2012, Alon Refining Krotz Springs, Inc. (the “Company”) announced that it is offering to purchase any and all of the Company’s outstanding 13 1/2 Senior Secured Notes due 2014 (the “Notes”) and is soliciting consents to proposed amendments to (1) the Indenture dated as of October 22, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Indenture”) between the Company and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as Trustee (the “Trustee”) and Collateral Agent (the “Collateral Agent”) under which the Notes were issued, (2) the related Intercreditor Agreement dated as of October 22, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Intercreditor Agreement”) among (a) the Collateral Agent, on behalf of itself, the Trustee and the Holders of the Notes, (b) Goldman Sachs Bank USA, as the issuing bank with respect to a letter of credit facility of the Company, and (c) certain counterparties to the Company’s crack spread hedging agreements, and (3) to certain of the Note Collateral Documents (as defined in the Intercreditor Agreement).

The proposed amendments would be effected through a supplemental indenture to the Indenture (the “Supplemental Indenture”), an amendment to the Intercreditor Agreement (the “ICA Amendment”) and amendments to Note Collateral Documents.

The Indenture, the Intercreditor Agreement, and a copy of the press release announcing the tender offer and consent solicitation are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Number	Exhibit

99.1	Indenture, dated as of October 22, 2009, by and among Alon Refining Krotz Springs, Inc. and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent

99.2	Intercreditor Agreement, dated as of October 22, 2009 among the (1) Collateral Agent, on behalf of itself, the Trustee and the Holders of the Notes, (2) Goldman Sachs Bank USA, as the issuing bank with respect to a letter of credit facility of the Company, and (3) certain counterparties to the Company’s crack spread hedging agreements

99.3	Press Release Announcing the Tender Offer and Consent Solicitation, dated March 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON REFINING KROTZ SPRINGS, INC.

	By:	/s/ Sarah Braley Campbell
Sarah Braley Campbell Secretary
Date: March 15, 2012

EXHIBIT INDEX

Number	Exhibit

99.1	Indenture, dated as of October 22, 2009, by and among Alon Refining Krotz Springs, Inc. and Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent

99.2	Intercreditor Agreement, dated as of October 22, 2009 among the (1) Collateral Agent, on behalf of itself, the Trustee and the Holders of the Notes, (2) Goldman Sachs Bank USA, as the issuing bank with respect to a letter of credit facility of the Company, and (3) certain counterparties to the Company’s crack spread hedging agreements

99.3	Press Release Announcing the Tender Offer and Consent Solicitation, dated March 15, 2012

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